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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 25, 2002

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-03034	41-0448030

(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall, Suite 3000, Minneapolis, Minnesota	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	612-330-5500

(Former name or former address, if changed since last report)

Table of Contents

Item 5.	Other Events

On February 25, 2002, Xcel Energy Inc., a Minnesota corporation (the “Company”) entered into an Underwriting Agreement and filed with the Securities and Exchange Commission a prospectus supplement relating to 20,000,000 shares of the Company’s Common Stock, par value $2.50 per share. The offering of these shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration on Form S-3 (File No. 333-82352).

Attached as Exhibit 99.01 is selected historical and unaudited pro forma consolidated condensed financial data. The data is intended to show what the Company’s results of operations and financial position might have been on a pro forma basis had (a) the sale of 20,000,000 shares of the Company’s Common Stock, relating to the prospectus supplement referenced above and (b) the exchange offer for shares of NRG Energy common stock and the subsequent merger with NRG, described in the prospectus supplement referenced above, been completed at an earlier date. The unaudited pro forma consolidated condensed income statement data for the year ended December 31, 2001 gives effect to the common stock offering and the exchange offer for shares of NRG common stock and subsequent merger with NRG as if the Company had completed each such transaction as of January 1, 2001. The unaudited pro forma balance sheet data gives effect to the common stock offering and the exchange offer and subsequent merger with NRG as if the Company had completed each such transaction on December 31, 2001.

The unaudited pro forma consolidated condensed financial statements are presented for informational purposes only and do not purport to be indicative of the results of operations and financial position of Xcel Energy that would have been achieved if the offering and the exchange offer and subsequent merger had been completed as of the dates indicated. In addition, the unaudited pro forma consolidated financial statements are not necessarily indicative of the results of operations or financial condition that may be achieved by the Company in the future. They also do not reflect the effect of any payment that may be required to be made in connection with the exercise of appraisal rights by NRG stockholders under Delaware law in connection with the subsequent merger.

This report includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words “anticipate,” “estimate,” “expect,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; changes in federal or state legislation; regulation; risks associated with the California power market; currency translation and transaction adjustments; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and the other risk factors listed from time to time by Xcel Energy in reports filed with the Securities and Exchange Commission (SEC), including Exhibit 99.01 to Xcel Energy’s report on Form 10-Q for the quarter ended Sept. 30, 2001.

Item 7.	Financial Statements and Exhibits.

Exhibits

1.01	Underwriting Agreement, dated February 25, 2002 between Xcel Energy Inc. and Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Robert W. Baird & Co. Incorporated, Dresdner Kleinwort Wasserstein Securities LLC, A.G. Edwards & Sons Inc., Legg Mason Wood Walker, Incorporated relating to 20,000,000 shares of Xcel Energy Inc.’s Common Stock.

99.01	Selected historical and unaudited proforma consolidated condensed financial data of Xcel Energy Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Xcel Energy Inc.
(a Minnesota Corporation)

	By:	/s/ Paul E. Pender

Name: Paul E. Pender
Title: Vice President and Treasurer

Dated: February 26, 2002

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